As filed with the U.S.  Securities and Exchange Commission on October 7, 1997.
                                                   Securities Act File No. 33-
                                      Investment Company Act File No. ________



                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                               --------------------

                                    FORM N-1A
       Registration Statement Under The Securities Act Of 1933        X
                   Pre-Effective Amendment No. __
                  Post-Effective Amendment No. __
                                     and/or
   Registration Statement Under The Investment Company Act Of 1940    X

                                  Amendment No. __
                        (Check appropriate box or boxes)
                              --------------------

                               Forward Funds, Inc.
               (Exact Name of Registrant as Specified in Charter)

                              433 California Street
                                    Suite 904
                         San Francisco, California 94104
                    (Address of Principal Executive Offices)
        Registrant's Telephone number, including Area Code: 415-982-2525
                              --------------------

                                  Ronald Pelosi
                               Forward Funds, Inc.
                              433 California Street
                                    Suite 904
                         San Francisco, California 94104
                     (Name and Address of Agent for Service)
                              --------------------

                                 With copies to:

                             Jeffrey L. Steele, Esq.
                             Dechert Price & Rhoads
                               1500 K Street, N.W.
                             Washington, D.C. 20005


Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The Registrant hereby elects to register an indefinite number of shares of common stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                               FORWARD FUNDS, INC.
                              CROSS REFERENCE SHEET


N-1A Item                                              Location in Prospectus
                                                            (Caption)
Part A

Item 1.      Cover Page..............................................Cover Page
Item 2.      Synopsis................................................Prospectus Summary
Item 3.      Condensed Financial Information.........................Fund Expenses, Fee Tables
Item 4.      General Description of Registrant.......................Investment Objectives
             ........................................................and Policies;
                                                                     Risk Factors; Investment
                                                                     Techniques; Investment
                                                                     Restrictions
Item 5.      Management of the Registrant............................Management of the Funds
Item 5A.     Management's Discussion of Company Performance..........Not Applicable
Item 6.      Capital Stock and Other Securities......................Valuation of Shares;
             ........................................................   Redeeming Shares;
             ........................................................   Dividends and Taxes;
             ........................................................   Exchange Privilege
             ........................................................   Shareholder Service Plan;
             ........................................................General Information
Item 7.      Purchase of Securities Being Offered....................Purchasing Shares
Item 8.      Redemption or Repurchase................................Redeeming Shares
Item 9.      Pending Legal Proceedings...............................Not Applicable

                                                       Location in Statement of
Part B                                                  Additional Information
                                                               (Caption)

Item 10.     Cover Page..............................................Cover Page
Item 11.     Table of Contents.......................................Table of Contents
Item 12.     General Information and History.........................Organization of
             ..........................................  .........   Forward Funds, Inc.
Item 13.     Investment Objectives and Policies......................Supplemental Discussion of
             ....................................................... Investment Techniques and
             ....................................................... Risks Associated with the
             ....................................................... Funds' Investment Policies
             ....................................................... and Investment Techniques;
                                                                     Portfolio Transactions;
                                                                     Investment Objectives and Policies
Item 14.     Management of the Company...............................Management of the Funds
Item 15.     Control Persons and Principal Holders of Securities.....Management of the Funds
Item 16.     Investment Advisory and Other Services..................Management of the Funds
Item 17.     Brokerage Allocation and Other Practices................Portfolio Transactions
Item 18.     Capital Stock and Other Securities......................Shareholder Services and
             ........................................................   Privileges; Distributions;
             ........................................................   Shareholder Information
Item 19.     Purchase, Redemption and Pricing of
               Securities Being Offered..............................Determination of Share Price;
             ........................................................    Additional Purchase and
                                                                         Redemption Information
Item 20.     Tax Status..............................................Tax Considerations
Item 21.     Underwriters............................................Not Applicable
Item 22.     Calculation of Performance Data.........................Calculation of Performance
             ........................................................    Data
Item 23.     Financial Statements....................................Financial Statements


INFORMATION   CONTAINED  HEREIN  IS  SUBJECT  TO  COMPLETION  OR  AMENDMENT.   A
REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE.

                                   Prospectus

                               FORWARD FUNDS, INC.

                        433 California Street, Suite 904
                         San Francisco, California 94104
                                  415-982-2525

Forward Funds, Inc. (the "Company") is an open-end management investment company which offers two, separate, diversified investment portfolios ("Funds"), each with different investment objectives and policies. This prospectus describes The Global Fund and The Money Market Fund. BZW Barclays Global Fund Advisors, Inc. ("Barclays"), Templeton Investment Counsel, Inc. ("Templeton"), and Pacific Investment Management Company ("PIMCO") serve as investment advisors to The Global Fund. Barclays manages The Global Fund's U.S. equity investments. Templeton manages The Global Fund's non-U.S. equity investments. PIMCO manages those assets of The Global Fund that are invested in fixed income and other debt securities. __________ serves as investment advisor to The Money Market Fund. Sutton Place Management Co., Inc. (the "Business Manager") acts as business manager to each of the Funds. Each of the Funds offers currently one class of shares of common stock (the "Shares").

The Shares of the Funds are not insured or guaranteed by the United States Government nor are they deposits or obligations of, or endorsed, insured or guaranteed by, any bank, the Federal Deposit Insurance Corporation, or any other agency. The Money Market Fund seeks to maintain a constant net asset value of $1.00 per Share, but there can be no assurance that its net asset value will not vary. An investment in the Funds involves investment risk, including the possible loss of principal.

This Prospectus sets forth concisely the information about the Funds that a prospective investor ought to know before investing. Investors should read this Prospectus and retain it for future reference. A Statement of Additional Information ("SAI") about the Funds, dated _________ __, 1997, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The SAI is available free upon request by calling the Company at the telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is December __, 1997.

                                TABLE OF CONTENTS


PROSPECTUS SUMMARY........................................................1
         Shares Offered...................................................1
         Offering Price...................................................1
         Investment Objectives............................................1
         Investment Policies..............................................1
         Risk Factors.....................................................1
         Investment Advisors..............................................1
         Business Manager.................................................2
         Dividends and Capital Gains......................................2
         Other Information................................................2

FUND EXPENSES.............................................................3

FEE TABLES................................................................3

INVESTMENT OBJECTIVES AND POLICIES........................................4
         General..........................................................4
         Investment Policies..............................................5

RISK FACTORS..............................................................6

INVESTMENT TECHNIQUES.....................................................8
         Equity Securities................................................8
         Corporate Debt Securities........................................8
         U.S. Government Obligations......................................8
         Convertible Securities...........................................9
         Foreign Investments and Foreign Currency Transactions............9
         Depositary Receipts.............................................10
         Loan Participations and Assignments.............................11
         Variable and Floating Rate Securities...........................11
         Inflation-Indexed Bonds.........................................12
         Mortgage-Related and Other Asset-Backed Securities..............12
         Repurchase Agreements...........................................14
         Reverse Repurchase Agreements and Dollar Roll Agreements........14
         Certificates of Deposit and Time Deposits.......................14
         Commercial Paper................................................14
         Derivative Instruments..........................................15
         When-Issued and Delayed-Delivery Transactions...................17
         Securities Issued by Other Investment Companies.................18
         Lending of Portfolio Securities.................................18
         Illiquid Securities.............................................18

INVESTMENT RESTRICTIONS..................................................19

VALUATION OF SHARES......................................................20

PURCHASING SHARES........................................................20

EXCHANGE PRIVILEGE.......................................................21

REDEEMING SHARES.........................................................21
         By Wire Transfer................................................22
         By Telephone....................................................22
         By Mail.........................................................23
         Payments to Shareholders........................................23

MANAGEMENT OF THE FUNDS..................................................24
         Directors.......................................................24
         Investment Advisors.............................................24
         The Business Manager............................................25
         Other Service Providers.........................................25
         Portfolio Transactions..........................................26

SHAREHOLDER SERVICE PLAN.................................................26

DIVIDENDS AND TAXES......................................................26
         Federal Taxes...................................................27

GENERAL INFORMATION......................................................28
         Description of the Company and Its Shares.......................28
         Performance Information.........................................28
         Account Services................................................29
         Miscellaneous...................................................29

                               PROSPECTUS SUMMARY

Shares Offered

Shares of The Global Fund and The Money Market Fund (collectively, the "Funds"), which are two separate diversified investment portfolios ("Funds") of Forward Funds, Inc. (the "Company"), are being offered to the public. The Company is a Maryland corporation and is registered with the Securities and Exchange Commission as an open-end management investment company.

Offering Price

The public offering price of The Global Fund is equal to its net asset value per Share. The share price of The Global Fund is expected to fluctuate and the price paid may be higher or lower than the price at a time when an investor wishes to redeem shares. The public offering price of The Money Market Fund is equal to the net asset value per Share, which the Company will seek to maintain at $1.00. No sales charges or redemption fees are charged with respect to either Fund.

Investment Objectives

The Global Fund seeks total return (capital appreciation and income) by investing in the global stock and bond markets.

The Money Market Fund seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments.

Investment Policies

The Global Fund. The Global Fund invests in a diversified portfolio of liquid, publicly traded equity and debt securities issued by governments and companies in the United States and in other industrialized nations and emerging markets.

The Money Market Fund. The Money Market Fund will invest exclusively in U.S. Treasury and other U.S. Government and agency securities.

Risk Factors

An investment in the Funds, particularly The Global Fund, involves a certain amount of risk and may not be suitable for all investors. See "RISK FACTORS."

Investment Advisors

With respect to The Global Fund, Barclays acts as investment advisor for The Global Fund's U.S. equity investments, Templeton acts as investment advisor for the Fund's non-U.S. equity investments, and PIMCO manages the Fund's investments in fixed income and other debt securities. The Advisors to The Global Fund receive a fee based on a percentage of net assets in The Global Fund which they manage. Each of the Advisors has substantial amounts of assets under management for their clients and substantial investment experience. See "MANAGEMENT OF THE FUNDS - Investment Advisors."

____________ serves as investment advisor to The Money Market Fund and receives a fee based on a percentage of net assets in The Money Market Fund.

Business Manager

Sutton Place Management Co., Inc. serves as Business Manager to each Fund and receives from each Fund a fee based on a percentage of net assets of each Fund. See "MANAGEMENT OF THE FUNDS - Business Manager."

Dividends and Capital Gains

Dividends from net income, including short-term capital gains, are declared daily and paid monthly by The Money Market Fund and are declared and paid semi-annually by The Global Fund. Distributions of net realized capital gains are made at least annually by The Global Fund. The Money Market Fund does not anticipate realizing long term capital gains, but if it does so, they too will be distributed at least annually. Dividend and capital gain distributions of the Funds are automatically invested in additional shares of the Funds unless the Shareholder elects otherwise in writing to the Business Manager.

Other Information

_____________________ is the Funds' custodian. First Data Investor Services Group, Inc. serves as the distributor, administrator, transfer agent and dividend disbursing agent and provides certain accounting services for the Funds.

                                  FUND EXPENSES

The following expense tables indicate costs and expenses that an investor should anticipate incurring either directly or indirectly as a Shareholder of a Fund.

                                   FEE TABLES

                                                                                The Money             The Global
                                                                               Market Fund               Fund
                                                                           --------------------- ---------------------

           Shareholder Transaction Expenses

                    Maximum Sales Charge Imposed on Purchases and
                    Reinvested Dividends........................                    0                     0

                    Deferred Sales Charge on Redemptions........                    0                     0

                    Exchange Fees1..............................                   [ ]                   [ ]

                    Wire Transfer Fees1.........................                   [ ]                   [ ]

                    Check Writing Fee, per check written1.......                   [ ]                   [ ]

                    Account Closeout Fee1.......................                   [ ]                   [ ]

                    Debit and Credit Card Transaction Fees1.....                   [ ]                   [ ]

                    Redemption Fee1.............................                   [ ]                   [ ]

           Annual Fund  Operating  Expenses are paid out of each Fund's  assets.
           Each Fund pays a management fee to the Business Manager. Expenses are factored into each Fund's share price
           or  dividends  and are not  charged  directly  to  Shareholder          [ ]                   [ ]
           accounts.

           Annual Fund  Operating  Expenses (as a  percentage  of average
           net assets annualized)                                                  [ ]                   [ ]

                    Management Fees After Waiver2...............                   [ ]                   [ ]

                    Shareholder Service Fees....................                   [ ]                   [ ]

                    Other Expenses2.............................                   [ ]                   [ ]

                    Total Fund Operating Expenses After Waiver3..........          [ ]                   [ ]

-----------------------

1 These fees do not apply to transactions effected through an omnibus account of a broker-dealer or other financial institution which has entered into a shareholder servicing agreement with the Company or its Distributor.

2 Sutton Place Management Co., Inc. has agreed to temporarily waive a portion of its fees for the Funds for the current fiscal year. Waived fees cannot be recovered at a future date. Absent the advisory fee waiver, "Management Fees" as a percentage of the average daily net assets would be __________ for each of the Funds. See "MANAGEMENT OF THE FUNDS - Investment Advisors."

3 Absent the waiver of the Business Manager fees, "Total Fund Operating Expenses" as a percentage of average daily net assets would be ____% for The Money Market Fund and ____% for The Global Fund.



The purpose of this table is to assist the prospective investor in understanding the various costs and expenses that a Shareholder in the Funds will bear directly or indirectly. For more complete descriptions of the management fees, see "MANAGEMENT OF THE FUNDS." For shareholder service plan fees, see "SHAREHOLDER SERVICE PLAN."

Example*

An investor would pay the following expenses on a $1,000 investment in _______________ Shares, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                    The Money Market Fund            The

                                                                                 Global Fund
                 1 Year........................              [ ]                     [ ]
                 2 Years.......................              [ ]                     [ ]
                 3 Years.......................              [ ]                     [ ]
                 10 Years......................              [ ]                     [ ]

* This example should not be considered a representation of future expenses, which may be more than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

                       INVESTMENT OBJECTIVES AND POLICIES

General

The Global Fund seeks total return (capital appreciation and income) by investing in the global stock and bond markets. It may invest in equity and debt securities issued by companies and governments throughout the world to achieve this objective.

The Money Market Fund seeks current income consistent with liquidity and stability of principal by investing in high quality money market instruments. It invests exclusively in high quality short-term money market instruments to achieve this objective.

                                     * * * *

The investment objective of each Fund is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund. Other policies of a Fund may be changed by the Company's directors, without a vote of the holders of a majority of outstanding Shares of that Fund unless (i) the policy is expressly deemed to be a fundamental policy or (ii) the policy is expressly deemed to be changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved.

Investment Policies

The Global Fund

The Global Fund may invest in all types of equity and debt securities, including, but not limited to, common stock, preferred stock, convertible securities, warrants, trust units or certificates, bonds, debentures, notes, commercial paper and various types of depository receipts. There are no limits on the various types of equity or debt securities that may be purchased. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities. The Global Fund diversifies its holdings and does not concentrate its investments in any industry sector.

As noted above, The Global Fund's investments may be in both equity and debt securities. The Global Fund has engaged the services of three professional investment management firms - each to manage a portion of The Global Fund's assets. Barclays will manage the equity securities of U.S. issuers and Templeton will manage the equity securities of foreign issuers. PIMCO will manage all debt investments. A committee consisting of members of the Board of Directors will be authorized based upon the recommendations of the Advisors or other consultants to allocate The Global Fund's holdings among the Advisors. Subsequently, allocations of additional cash investments and reallocations may be made at any time.

Barclays anticipates making equity security selections generally from securities included in the Russell 3000(R) Index, but Barclays is not restricted to securities in this Index and may deviate from the Index's characteristics. The Index consists of the 3000 largest U.S. companies and represents over 90% of the investable U.S. equity market.

Templeton anticipates following a flexible investment policy in selecting foreign equity securities, seeking out those investments which it believes will achieve The Global Fund's long term objective of total return.

Similarly, PIMCO may invest in debt securities of all types issued by companies as well as governments located throughout the world. As with foreign equity securities, foreign debt securities may be denominated in foreign currencies. Debt securities held by The Global Fund may include securities rated in any rating category by a NRSRO or that are unrated. As a result, The Global Fund may invest in high risk, lower quality debt securities, commonly referred to as "junk bonds." The Global Fund will limit its investment in junk bonds (i.e., those rated lower than the four highest rating categories or if unrated of comparable quality) to not more than 10% of The Global Fund's assets.

Securities purchased by The Global Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Global Fund will not invest more than 25% of its assets in securities issued by companies in any one industry. The Global Fund expects to limit its investments in emerging markets to less than 50% of its total assets.

The portfolio turnover rate for The Global Fund is expected to be approximately 100%.

The Money Market Fund

The Money Market Fund invests exclusively in U.S. Treasury and other U.S. Government and agency securities. The Money Market Fund invests only in instruments which the Fund's investment advisor, acting pursuant to guidelines adopted by the Company's Board of Directors, determines present minimal credit risks.

                                     * * * *

Subject to the foregoing general limitations, the Funds expect to employ the investment practices and invest in the types of securities discussed below under "INVESTMENT TECHNIQUES." Moreover, all investments carry certain risks which are discussed below under "RISK FACTORS" and "INVESTMENT TECHNIQUES."

                                  RISK FACTORS

As with all investments, there is a risk that an investor will lose money when investing in the Funds. This risk is minimized when investing in The Money Market Fund which attempts to maintain a stable net asset value of $1.00. The Global Fund's share price is, however, expected to fluctuate daily. Nevertheless, even with The Money Market Fund, there is no guarantee that efforts to maintain a constant share price of $1.00 per share will always succeed.

The Global Fund invests in the world's stock and bond markets and so Share prices are subject to a wide array of forces which may cause the value of The Global Fund Shares to increase or decrease with movements in the broader equity and bond markets. Factors affecting the value and income generated by The Global Fund's holdings, general and regional economic conditions and market factors may influence Share value. A decline in the stock market of any country in which The Global Fund has invested may also be reflected in declines in the price of the Shares of The Global Fund. Changes in currency valuations will also affect the price of the Shares of The Global Fund. History reflects both decreases and increases in worldwide stock markets and currency valuations, and these may recur unpredictably in the future. The value of debt securities held by The Global Fund generally will vary inversely with changes in prevailing interest rates.

The Global Fund has the right to purchase securities in any foreign country, developed or developing. Investors should therefore consider carefully the risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign investment controls on daily stock market movements, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. The Global Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts.

Brokerage commissions, custodial services and other costs relating to investment in foreign countries are generally more expensive than in the United States. In addition, the foreign securities markets of many of the countries in which The Global Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. Foreign securities markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of The Global Fund are uninvested and no return is earned thereon. The inability of The Global Fund to make intended security purchases due to settlement problems could cause The Global Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to The Global Fund due to subsequent declines in value of the portfolio security or, if The Global Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates.

Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. The Global Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

The Global Fund is also authorized to invest in medium quality or high-risk, lower quality debt securities that are rated between BBB and as low as CCC by Standard & Poor's Corporation ("S&P") and between Baa and as low as Caa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent investment quality as determined by the Advisors. High-risk, lower quality debt securities, commonly referred to as "junk bonds," are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation and may be in default. Unrated debt securities are not necessarily of lower quality than rated securities but they may not be attractive to as many buyers. Regardless of rating levels, all debt securities considered for purchase (whether rated or unrated) will be carefully analyzed by the Advisors to insure, to the extent possible, that the planned investment is sound. The Global Fund may, from time to time, purchase defaulted debt securities if, in the opinion of the Advisors, the issuer may resume interest payments in the near future. As an operating policy, which may be changed by the Board of Directors without shareholder approval, The Global Fund will not invest more than 10% of its total assets in debt securities rated lower than BBB by S&P or Baa by Moody's, or in defaulted debt securities, which may be illiquid.

The Global Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. However, some price spread on currency exchanges (to cover service charges) will be incurred when the Fund converts assets from one currency to another. There are further risk considerations, including possible losses through the holding of securities in domestic and foreign custodial banks and depositories, described in the SAI.

Successful use by The Global Fund of stock and bond index futures contracts and options on securities indices is subject to certain special risk considerations. A liquid option or futures market may not be available when The Global Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the securities included in the index and movements in the securities in The Global Fund's portfolio. Successful use of index futures contracts and options on securities indices is further dependent on the Advisors' ability to predict correctly movements in the direction of the underlying securities markets and no assurance can be given that their judgment in this respect will be correct. Risks in the purchase and sale of index futures and options are further referred to in the SAI.

                              INVESTMENT TECHNIQUES

Equity Securities

The Global Fund may invest in all types of equity securities, including common stocks, preferred stocks, warrants, options, convertible securities, restricted securities and depositary receipts. Certain of these types of securities are discussed below in greater detail.

Corporate Debt Securities

Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. Debt securities may be acquired with warrants attached. Corporate income-producing securities may also include forms of preferred or preference stock. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. See "Variable and Floating Rate Securities" below. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Investments in corporate debt securities that are rated below investment grade (rated below Baa (Moody's) or BBB (S&P)) are described as "speculative" both by Moody's and S&P. See "RISK FACTORS" above.

U.S. Government Obligations

The Money Market Fund invests in U.S. Government obligations, including U.S. Treasury notes, bills, bonds and any other securities directly issued by the United States Government that are available for public investment, which differ only in their interest rates, maturities, and times of issuance, as well as "stripped" U.S. Treasury obligations, such as Treasury Receipts issued by the U.S. Treasury and representing either future interest or principal payments, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The stripped treasury obligations in which The Money Market Fund may invest do not include certificates of accrual on treasury securities ("CATS") or treasury income growth receipts ("TIGRs").

Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Student Loan Marketing Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Money Market Fund will invest in the obligations of such agencies or instrumentalities only when the Advisor believes that the credit risk with respect thereto is minimal.

The Global Fund may invest in U.S. Government securities for liquidity and investment purposes but such investments are not normally the primary focus of The Global Fund.

Convertible Securities

The Global Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible. Each of The Global Fund's Advisors may invest in convertible securities. Typically, convertible securities are callable by the company, which may, in effect, force conversion before the holder would otherwise choose.

The convertible securities in which The Global Fund may invest consist of bonds, notes, debentures and preferred stocks which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Global Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, The Global Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund's ability to achieve its investment objectives.

Foreign Investments and Foreign Currency Transactions

The Global Fund invests a substantial amount of its assets in foreign investments. Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of U.S. domestic issuers. See "RISK FACTORS" above.

In the case of The Global Fund, if a security is denominated in foreign currency, the value of the security to The Global Fund will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. Currency risks generally increase in lesser developed markets. Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments to different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, by currency controls or political developments in the U.S. or abroad. Currencies in which The Global Fund's assets are denominated may be devalued against the U.S. dollar, resulting in a loss to The Global Fund.

The Global Fund may buy and sell foreign currencies on a spot and forward basis to reduce the risks of adverse changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, The Global Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, The Global Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of The Global Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Contracts to sell foreign currency would limit any potential gain which might be realized by The Global Fund if the value of the hedged currency increases. The Global Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from The Global Fund's investment or anticipated investment in securities denominated in foreign currencies. The Global Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency to shift exposure to foreign currency fluctuations from one country to another. The Global Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The Global Fund will segregate assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, in a segregated account to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes. The Global Fund also may invest in options on foreign currencies and foreign currency futures and options thereon. The Global Fund also may invest in foreign currency exchange-related securities, such as foreign currency warrants and other instruments whose return in linked to foreign currency exchange rates.

For many foreign securities, U.S. dollar denominated American Depositary Receipts ("ADRs"), which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, The Global Fund can avoid currency risks during the settlement period for either purchases or sales.

Depositary Receipts

The Global Fund may purchase sponsored or unsponsored American Depositary Receipts ("ADR"), European Depositary Receipts ("EDR") and Global Depositary Receipts ("GDR") (collectively, "Depositary Receipts"). ADRs are Depositary Receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of The Global Fund's investment policies, The Global Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

Loan Participations and Assignments

The Global Fund may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions ("lenders"). Generally, The Global Fund's investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. The Global Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including limited marketability and the risks of being a lender. See "Illiquid Securities" for a discussion of the limits on The Global Fund's investments in loan participations and assignments with limited marketability. If The Global Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to that of the borrower. In assignments, The Global Fund's rights against the borrower may be more limited than those held by the original lender.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The Money Market Fund may invest in a variable rate security having a stated maturity in excess of 397 calendar days if the interest rate will be adjusted, and The Money Market Fund may demand payment of principal from the issuer within that period.

The Global Fund may engage in credit spread trades and invest in floating rate debt instruments ("floaters"). A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against a rise in interest rates, the Fund will participate in any declines in interest rates as well.

The Global Fund may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Global Fund will not invest more than 5% of its net assets in any combination of inverse floater, interest only ("IO"), or principal only ("PO") securities. See "Mortgage-Related and Other Asset-Backed Securities" for a discussion of IOs and POs.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than the nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Mortgage-Related and Other Asset-Backed Securities

The Global Fund may invest all of its assets in mortgage-related or other asset-backed securities. The value of some mortgage-related or asset-backed securities in which The Global Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of The Global Fund, the ability of a fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly.

Mortgage Pass-Through Securities are securities representing interests in "pools" of mortgage loans secured by residential or commercial real property in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the mortgage loan which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose The Global Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such securities can be expected to increase.

Collateralized Mortgage Obligations ("CMOs") are hybrid mortgage-related instruments. Interest and pre-paid principal on a CMO are paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund's diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Mortgage-Related Securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls (see "Reverse Repurchase Agreements and Dollar Roll Arrangements"), CMO residuals or stripped mortgage-backed securities ("SMBS"), and may be structured in classes with rights to receive varying proportions of principal and interest.

A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on The Global Fund's yield to maturity from these securities. The Global Fund will not invest more than 5% of its net assets in any combination of IO, PO, or inverse floater securities. The Global Fund may invest in other asset-backed securities that have been offered to investors. For a discussion of the characteristics of some of these instruments, see the Statement of Additional Information.

Repurchase Agreements

Securities held by the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from financial institutions, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price, which includes interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If a seller defaults on its repurchase obligations, a Fund may suffer a loss in disposing of the security subject to the repurchase agreement.

Reverse Repurchase Agreements and Dollar Roll Agreements

Each of the Funds may also borrow funds by entering into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed-upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest) , and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which the Fund is obligated to repurchase the securities.

Certificates of Deposit and Time Deposits

The Global Fund may invest in certificates of deposit and time deposits of domestic and foreign banks and savings and loan associations if (a) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

Commercial Paper

The Global Fund may invest in short-term promissory notes issued by corporations (including variable amount master demand notes) rated at the time of purchase within the two highest categories assigned by an NRSRO (e.g., A-2 or better by S&P, Prime-2 or better by Moody's or F-2 or better by Fitch) or, if not rated, found by the Company pursuant to guidelines adopted by the Board of Directors to be of comparable quality to instruments that are so rated. Instruments may be purchased in reliance upon a rating only when the rating organization is not affiliated with the issuer or guarantor of the instrument.

Derivative Instruments

The Global Fund may purchase and write call and put options on securities, securities indexed and foreign currencies, and enter into futures contracts and use options on futures contracts as further described below. The Global Fund may also enter into swap agreements with respect to foreign currencies, interest rates, and securities indexes. The Global Fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates or securities prices or as part of their overall investment strategies. The Global Fund may also purchase and sell options relating to foreign currencies for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Global Fund will maintain a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under options, futures, and swaps to avoid leveraging of The Global Fund.

The Global Fund considers derivative instruments to consist of securities or other instruments whose value is derived from or related to the value of some other instrument or asset, and not to include those securities whose payment of principal and/or interest depends upon cash flows from underlying assets, such as mortgage-related or asset-backed securities. The value of some derivative instruments in which The Global Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of a fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, The Global Fund could be exposed to the risk of loss. The Global Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed.

Options on Securities, Securities Indexes, and Currencies. The Global Fund may purchase put options on securities and indexes. One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. The Global Fund may also purchase call options on securities and indexes. One purpose of purchasing call options is to protect against substantial increases in prices of securities. The Global Fund intends to purchase pending its ability to invest in such securities in an orderly manner. An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.

The Global Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Global Fund may write a call or put option only if the option is "covered" by The Global Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of The Global Fund's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

The Global Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet The Global Fund's immediate obligations. The Global Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, The Global Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by The Global Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), The Global Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurances that a liquid market will exist when The Global Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, The Global Fund may be unable to close out a position.

Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of The Global Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Global Fund may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options.

Swap Agreements. The Global Fund may enter into interest rate, index, equity and currency exchange rate swap agreements. These transactions would be entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to The Global Fund than if The Global Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "normal amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other tot he extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Futures Contracts and Options on Futures Contracts. The Global Fund may invest in foreign currency futures contracts and options thereon, interest rate, stock index and foreign currency futures contracts and options thereon.

There are several risks associated with the use of futures and futures options for hedging purposes. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in The Global Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when The Global Fund seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent The Global Fund from liquidating an unfavorable position, and The Global Fund would remain obligated to meet margin requirements until the position is closed.

The Global Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet The Global Fund's immediate obligations. The Global Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, The Global Fund will also segregate liquid asset equivalent to the amount, if any, by which the put is "in the money."

The Global Fund will only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Global Fund will use financial futures contracts and related options only for "bona fide hedging" purposes, as such term is defined in applicable regulations of the Commodity Futures Trading Commission ("CFTC"), or, with respect to positions in financial futures and related options that do not qualify as "bona fide hedging" position, will enter such positions only to the extent that aggregate initial margin deposits plus premiums paid by it for open futures option positions, less the amount by which any such positions are `in-the-money," would not exceed 5% of The Global Fund's net assets.

When-Issued and Delayed-Delivery Transactions

Each Fund may each purchase securities on a when-issued or delayed-delivery basis. A Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities, its Custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. In when-issued and delayed-delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous.

Securities Issued by Other Investment Companies

Each Fund may invest up to 10% of its total assets in shares of money market mutual funds for cash management purposes. A Fund will incur additional expenses due to the duplication of expenses as a result of investing in other investment companies.

Lending of Portfolio Securities

In order to generate additional income, the Funds from time to time may lend portfolio securities to broker-dealers, banks or institutional borrowers of securities. The Funds must receive 102% collateral in the form of cash or U.S. Government securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays the Funds any dividends or interest paid on such securities. Loans are subject to termination by the Funds or the borrower at any time. While the Funds do not have the right to vote securities on loan, they intend to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults on its obligation to a Fund, the Fund could experience delays in recovering its securities and possible capital losses. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined to be creditworthy under guidelines established by the Board of Directors that permit each Fund to loan up to 33-1/3% of the value of its total assets.

Illiquid Securities

The Global Fund may invest up to 15% of its net assets in illiquid securities (10% in the case of The Money Market Fund). Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Directors. The Advisors may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than transactions in liquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale and other securities whose disposition is restricted under the federal securities laws (other than securities issued pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that an Advisor has determined to be liquid under procedures approved by the Board of Directors).

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs.

                                    * * * * *

                             INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies of each Fund that may not be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A majority of a Fund's outstanding voting securities means the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if a Fund receives from an issuer of securities held by a Fund subscription rights to purchase securities of that issuer, and if a Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in paragraph 1 below, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, a Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights. As a matter of fundamental policy, the Funds may not:

     (1) invest 25% or more of the total value of their assets in a particular industry;

     (2) issue senior securities or borrow money, except to the extent permitted by the Investment Company Act of 1940; short-term credits necessary for settlement of securities transactions are not considered borrowings or senior securities;

     (3)  purchase or sell  commodities  or commodity  contracts,  except that a
          Fund  may  engage  in  futures   transactions  as  described  in  this
          Prospectus;

     (4) make loans, except that a Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies, (b) invest in loans through Participations and Assignments, (c) enter into repurchase agreements with respect to portfolio securities, and (d) make loans of portfolio securities, as described in this Prospectus;

     (5) underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter;

     (6) purchase real estate, real estate mortgage loans or real estate limited partnership interests (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein); or

     (7)  purchase   securities  on  margin  (except  for  delayed  delivery  or when-issued transactions or such short-term credits as are necessary for the clearance of transactions).

                               VALUATION OF SHARES

The net asset value of each Fund is determined and its Shares are priced as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern Time) on each Business Day ("Valuation Time"). As used herein a "Business Day" is a day on which the NYSE is open for trading, the Federal Reserve Bank of San Francisco is open, and any other day except days on which there are insufficient changes in the value of a Fund's portfolio securities to materially affect the Fund's net asset value or days on which no Shares are tendered for redemption and no order to purchase any Shares is received. Currently, the NYSE or the Federal Reserve Bank of San Francisco is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The net asset value per Share of The Global Fund will fluctuate as the value of the Fund's investments change. Net asset value per Share for The Global Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding Shares. The assets in The Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although The Money Market Fund seeks to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value per Share will not vary.

                                PURCHASING SHARES

Shares of the Funds may be purchased through various procedures established by the Distributor. Shares may be purchased through a broker-dealer who has established a dealer agreement with the Distributor. In addition, Shares of each Fund are continuously offered and may be purchased either by mail, by telephone, or by wire. There are no initial purchase fees for shares of either Fund.

Purchases of Shares of the Funds will be executed at the next calculated net asset value per Share ("public offering price") following the receipt by the Company or its agents of an order to purchase Shares in good form. In the case of orders for the purchase of Shares placed through a broker-dealer, the applicable public offering price will be the net asset value as so determined, but only if the dealer receives the order prior to the next Valuation Time for that day and transmits it to the Company by that Valuation Time. The broker-dealer is responsible for transmitting such orders promptly. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. Purchases of Shares in any of the Funds will be effected only on a Business Day of the Funds. An order received prior to a Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the date of receipt. An order received after the final Valuation Time on any Business Day will be executed at the net asset value determined as of the next Valuation Time on the next Business Day of that Fund.

Depending upon the terms of a particular Shareholder account, a Shareholder may be charged account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges may be obtained from the Company, Distributor or dealer assessing the charges. This Prospectus should be read in conjunction with any such information so received.

The Company reserves the right to reject any order for the purchase of its Shares in whole or in part, including purchases made through the use of third party checks and drafts drawn on foreign financial institutions.

Every Shareholder will receive a confirmation of, or account statement reflecting, each new transaction in the Shareholder's account, which will also show the total number of Shares of the respective Fund owned by the Shareholder. Shareholders may rely on these statements in lieu of certificates. Certificates representing Shares of the Funds will not be issued.

                               EXCHANGE PRIVILEGE

Shares of either of the Funds may be exchanged for Shares in The Money Market or The Global Fund.

All exchanges will be subject to a fee of _________. An exchange may be made by written instruction or, if a written authorization for telephone exchanges is on file with the Business Manger by calling ___________________. Under certain circumstances, before an exchange can be made, additional documents may be required to verify the authority or legal capacity of the person seeking the exchange. Exchanges must be for amounts of at least $1,000. In order to make an exchange into a new account, the exchange must satisfy the applicable minimum initial investment requirement. Exchange requests cannot be revoked once they have been received in good order. This exchange privilege is available only in states where Shares of the Funds being acquired may legally be sold and may be modified, limited or terminated at any time by the Funds upon 60 days' written notice.

Investors should not view the exchange privilege as a means for taking advantage of short-term swings in the market, and the Funds limit the number of exchanges each shareholder may make to four exchanges per account (or two rounds trips) per calendar year. The Company also reserves the right to prohibit exchanges during the first 15 days following an investment in a Fund. The Company may terminate or change the terms of the exchange privilege. In general, shareholders will receive notice of any material change to the exchange privilege at least 60 days prior to the change. For federal income tax purposes, an exchange constitutes a sale of shares, which may result in a capital gain or loss.

                                REDEEMING SHARES

Shareholders may redeem their Shares on any day that net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per Share next determined after receipt of a redemption request by the Distributor or the Company or its agents. Redemptions may be made check, wire transfer, credit or debit card, by telephone or by mail.

By Wire Transfer

If a Shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by the Company prior to the close of the Exchange will result in shares being redeemed that day at the next determined net asset value and normally the proceeds being sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Company for up to 7 days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file, the Company will honor requests by any person identifying him or herself as the owner of an account or the owner's broker by telephone at ______________ or by written instructions. The Company cannot be responsible for the efficiency of the Federal Reserve wire system or the Shareholder's bank. The Shareholder is responsible for any charges imposed by the Shareholder's bank. The minimum amount that may be wired is $2,500. The Company reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to ___________________________________________________________. This redemption option does not apply to shares held in broker "street name" accounts. A wire transfer fee will be charged by the Fund. See "FEE TABLES."

By Telephone

Shares may be redeemed by telephone if the Account Application Form reflects that the Shareholder has elected that privilege. If the telephone feature was not originally selected, the Shareholder must provide written instructions to the Company to add it. The Shareholder may have the proceeds mailed to his or her address or mailed or wired to a commercial bank account previously designated on the Account Application Form. Under most circumstances, payments will be transmitted on the next Business Day. Wire redemption requests may be made by the Shareholder by telephone to the Company at _______________. A redemption fee will be charged to Shareholders who place redemption orders directly with the Fund or its Transfer Agent. See "FEE TABLES."

The  Company's  Account  Application  Form  provides  that none of the  Business
Manager, the Transfer Agent, the Advisors, the Company or any of their affiliates or agents will be liable for any loss, expense or cost when acting upon any oral, wired or electronically transmitted instructions or inquiries believed by them to be genuine. While precautions will be taken, as more fully described below, Shareholders bear the risk of any loss as the result of unauthorized telephone redemptions or exchanges believed by the Transfer Agent to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to Shareholders within 72 hours of the telephone transaction, verifying the account name and sending redemption proceeds only to the address of record or to a previously authorized bank account. If a Shareholder is unable to contact the Funds by telephone, a Shareholder may also mail the redemption request to the Distributor at the address above.

By Mail

A written request for redemption must be received by the Transfer Agent in order to honor the request. A redemption fee will be charged. See "FEE TABLES." The Transfer Agent's address is: First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109. The Transfer Agent will require a signature guarantee by an eligible guarantor institution. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the Shareholder(s) of record, and (2) the redemption check is mailed to the Shareholder(s) at the address of record. The Shareholder may also have the proceeds mailed to a commercial bank account previously designated on the Account Application Form. There is no charge for having redemption proceeds mailed to a designated bank account. To change the address to which a redemption check is to be mailed, a written request therefor must be received by the Transfer Agent. In connection with such request, the Transfer Agent will require a signature guarantee by an eligible guarantor institution.

For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000.

Payments to Shareholders

Redemption orders are effected at the net asset value per Share next determined after the Shares are properly tendered for redemption, as described above. Payment to Shareholders for Shares redeemed will be made within the settlement requirements defined in the Securities Exchange Act of 1934 after receipt of the request for redemption. However, to the greatest extent possible, requests from Shareholders of Shares for next Business Day payments upon redemption of Shares will be honored if received in good form by the Transfer Agent before _____ a.m. Eastern Time on a Business Day or, if received after the _____ a.m. Eastern Time, within two Business Days, unless it would be disadvantageous to that Fund or its Shareholders to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in that manner.

At various times, the Company may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the forwarding of proceeds may be delayed until payment has been collected for the purchase of such Shares, which delay may be for 15 days or more. Such delay may be avoided if Shares are purchased by wire transfer of federal funds. The Company intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

See  "ADDITIONAL  PURCHASE  AND  REDEMPTION  INFORMATION  --  Matters  Affecting
Redemption" and "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION - Net Asset Value" in the SAI for examples of when the Company may suspend the right of redemption or redeem Shares involuntarily.

                             MANAGEMENT OF THE FUNDS

Directors

Overall responsibility for management of the Funds rests with the Directors of the Company, who are elected by the Shareholders of the Company. The Company will be managed by the Directors in accordance with the laws of the State of Maryland governing corporations. There are currently ______ directors, three of whom are not "interested persons" of the Company within the meaning of that term under the 1940 Act. The Directors, in turn, elect the officers of the Company to supervise its day-to-day operations.

Investment Advisors

The Global Fund has three investment advisors.

BZW Barclays Global Fund Advisors, Inc. ("Barclays") serves as investment advisor for The Global Fund's investments in U.S. equity instruments. Barclays, a registered investment advisor under the Investment Advisers Act of 1940, is an operating subsidiary of Barclays Global Investors N.A. ("BGI"), a limited purpose national banking association. BGI is a wholly owned indirect subsidiary of Barclays Bank PLC. BGFA is located at 45 Fremont Street, San Francisco, California 94105. As of July 1997, BGFA and its affiliates provided investment advisory services for over $465 billion of assets. BGFA uses a team management approach to manage investment portfolios.

Templeton Investment Counsel, Inc. (Templeton") acts as investment advisor for The Global Fund's non-U.S. equity investments. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned company. Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. Templeton and its affiliates serve as advisors for a wide variety of public investment mutual funds and private clients in many nations and manage over $172 billion in assets. The Templeton organization has been investing globally since 1940. Templeton and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, the United States, and Vietnam. Its principal business address is 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394.

Templeton uses a disciplined, long-term approach to value-oriented global and international investing. It has an extensive global network of investment research sources. Securities are selected for The Global Fund's portfolio on the basis of fundamental company-by-company analysis. Many different selection methods are used for different funds and clients and these methods are changed and improved by Templeton's research on superior selection methods.

Pacific Investment Management Company ("PIMCO") serves as investment advisor pursuant to an investment advisory contract for The Global Fund's investments in fixed income and other debt securities. PIMCO is an investment counseling firm founded in 1971, and had approximately $105 billion in assets under management as of August 31, 1997. PIMCO is a subsidiary partnership of IMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Life Insurance Company ("Pacific Life"), and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment adviser with the Securities and Exchange Commission ("SEC") and as a commodity trading advisor with the CFTC.

The Portfolio Manager for PIMCO's duties on behalf of The Global Fund is Lee R. Thomas, III, Managing Director and Senior International Portfolio Manager,
PIMCO. A Fixed Income Portfolio Manager, Mr. Thomas has managed the PIMCO Foreign Bond, Global Bond and International Bond Funds since July 13, 1995, and the PIMCO Global Bond Fund II since October 1, 1995. Prior to joining PIMCO in 1995, Mr. Thomas was associated with Investcorp as a member of the management committee responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs as an Executive Director in foreign fixed income.

The Money Market Fund has one investment advisor, _____________ (Templeton, PIMCO, Barclays, and ___________ are referred to collectively herein as the "Investment Advisors" or the "Advisors"). Subject to the general supervision of the Company's Board of Directors and in accordance with the investment objective, policies and restrictions of each Fund, the Advisors manage the Funds, make decisions with respect to and place orders for all purchases and sales of their portfolio securities.

For the services provided pursuant to their Investment Advisory or Management Agreements with the Company, the Advisors receive a fee from the Funds which they advise. The fee is computed daily and paid quarterly and is computed as a percentage of the Fund's average daily net assets for which the Advisor has investment management responsibility. The Global Fund pays Barclays at a rate of
0.37 1/2% on the first $100 million under management, 0.30% on the next $400 million under management and 0.25% on amounts over $500 million. The Global Fund pays Templeton at a rate of 0.70% on amounts up to $25 million, 0.55% on the next $25 million, 0.50% on the next $50 million, 0.40% on the next $150 million, 0.35% on the next $250 million and 0.30% on amounts over $500 million. The
Global Fund pays PIMCO at a rate of 0.35% on amounts up to $200 million and 0.30% on amounts over $200 million.

The Business Manager

Pursuant to an agreement with the Funds (the "Business Manager"), Sutton Place Management Co., Inc. (the "Business Manager") provides the facilities and services required to carry on the Funds' general administrative and corporate affairs. The Business Manager maintains its principal business at 433 California Street, Suite 904, San Francisco, California 94104.

The Business Management Agreement provides that the Funds will pay the Business Manager a fee of 0.30% per annum of each Fund's average daily net assets. The fee is computed daily and paid monthly.

Other Service Providers

First Data Investor Services Group, Inc. serves as the Funds' distributor, administrator, transfer agent and dividend disbursing agent and also provides certain accounting services for each of the Funds. The Distributor acts as agent for the Funds in the distribution of each of their Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the cost of advertising, office space and its personnel involved in such activities. Under its Distribution Agreement with the Company, the Distributor may retain some of all of any sales charge imposed upon the Shares.

Arthur   Andersen   LLP  serves  as   independent   auditors  for  the  Company.
______________________ is the Funds' custodian. See "MANAGEMENT OF THE FUNDS" in the SAI for further information.

The Funds pay all  expenses  not assumed by the  Advisors  or Business  Manager.
Expenses paid by each Fund include custodian, stock transfer and dividend disbursing fees and accounting and recordkeeping expenses; shareholder service expenses pursuant to a Shareholder Service Plan; costs of designing, printing and mailing reports, prospectuses, proxy statement and notices to its shareholders; taxes and insurance; expenses of the issuance, sale or repurchase of shares of the Funds (including federal and state registration and qualification expenses); legal and auditing fees and expenses; compensation, fees and expenses paid to Directors who are not interested persons of the Fund; association dues; and costs of stationary and forms prepared exclusively for the Funds.

Portfolio Transactions

Pursuant to the Investment Advisory Agreements, each Advisor places orders for the purchase and sale of portfolio investments with brokers or dealers selected by the Advisor in its discretion. Broker-dealers selected to execute portfolio transactions for the Funds may include affiliates of the Company, or the Advisor, provided the brokerage commission for any such transaction does not exceed usual and customary levels.

                            SHAREHOLDER SERVICE PLAN

The Company has adopted a Shareholder Service Plan (the "Plan") with respect to the Shares of each Fund. Pursuant to the Plan, each Fund is authorized to pay third party service providers for certain expenses that are incurred in connection with providing services to shareholders. Payments under the Plan will be calculated daily and paid monthly at an annual rate not to exceed 0.35% of the average daily net assets of the Fund.

Payments under the Plan may be used to pay banks and their affiliates and other institutions, including broker-dealers (each a "Participating Organization"), for administrative and/or shareholder service assistance. Such Participating Organizations will be compensated at an annual rate of up to 0.35% of the average daily net assets of the Shares held of record or beneficially by such customers. Payments pursuant to the Plan will be used to compensate Participating Organizations for providing Shareholder services with respect to their Customers who are, from time to time, beneficial or record holders of Shares.

Fees paid pursuant to the Plan are accrued daily and paid monthly, and are charged as expenses of Shares of a Fund as accrued.

The Plan may be terminated by a vote of a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan ("Independent Directors"), or by a vote of a majority of the holders of the outstanding voting securities of the class of Shares subject thereto.
                               DIVIDENDS AND TAXES

The net investment income, including short-term capital gains, of The Money Market Fund is declared daily as a dividend to Shareholders of that Fund and paid monthly. The Global Fund expects to pay dividends of net investment income at least semi-annually and to distribute capital gains annually. A Shareholder will automatically receive all income, dividends and capital gains distributions in additional full and fractional Shares at net asset value as of the date of declaration, unless the Shareholder elects to receive dividends or distributions in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent at First Data Investor Services Group, Inc., 53 State Street, Boston, Massachusetts 02109, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.

Federal Taxes

Each Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it generally will not be subject to federal income tax on its taxable income and gains that are distributed to Shareholders. In order to avoid a 4% federal excise tax, each Fund intends to distribute each calendar year substantially all of its taxable income and gains.

Distributions from a Fund's investment company taxable income (which includes, among other items, dividends, taxable interest and the excess, if any, of net short-term capital gains over net long-term capital losses) are taxable to Shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated by a Fund as capital gain dividends, are taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and capital gain distributions are not eligible for the dividends-received deduction. Distributions are taxable to Shareholders regardless of whether amounts distributed are received in cash or reinvested.

Certain dividends declared by a Fund in October, November or December and paid during the following January will be treated as having been received by Shareholders on December 31 in the year the distributions were declared.

Any dividend or other distribution paid by a Fund has the effect of reducing the net asset value per share on the record date by the amount thereof. Therefore, in the case of The Global Fund which does not declare dividends daily, a dividend or other distribution paid shortly after a purchase of shares would represent, in substance, a return of capital to the shareholder (to the extent it is paid on the shares so purchased), even though subject to income taxes.

The Global Fund may be subject to certain taxes imposed by the countries in which it invests with respect to dividends, capital gains and interest income. The Global Fund may, under certain circumstances, elect to treat certain of these taxes as if paid by its shareholders. Shareholders would then be required to include such taxes as income but may be entitled, subject to certain limitations, to a tax credit or deduction.

Each Fund may be required to withhold federal income tax at the rate of 31% of all taxable distributions paid to Shareholders who fail to provide a Fund with their correct taxpayer identification number or to make required certifications or who have been notified by the Internal Revenue Service ("IRS") that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax and any amounts withheld may be credited against the Shareholder's federal income tax liability.

Shareholders will be furnished annually with information relating to the nature and amounts of distributions made by a Fund.

The preceding discussion is only a summary of some of the federal income tax considerations generally affecting the Funds and their Shareholders and does not address every possible situation. Distributions may be subject to state, local and foreign taxes, and non-U.S. Shareholders may be subject to U.S. tax rules that differ significantly from those summarized herein. Prospective Shareholders should consult their tax advisors with respect to the effect of investing in a Fund. For additional information relating to taxes, see "TAX CONSIDERATIONS" in the SAI.

                               GENERAL INFORMATION

Description of the Company and Its Shares

The Company was organized as a Maryland corporation in 1997 and consists of the two Funds described in this prospectus. The Shares of the Funds of the Company are currently offered in a single class. Each Share represents an equal proportionate interest in a Fund with other Shares of the same Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared at the discretion of the Directors. Shareholders are entitled to one vote for each Share owned and will vote in the aggregate and not by Fund except as otherwise expressly required by law.

An annual or special meeting of Shareholders to conduct necessary business is not required by the Articles of Incorporation, the 1940 Act or other authority except, under certain circumstances, to elect Directors, amend the Certificate, approve an investment advisory agreement and satisfy certain other requirements. To the extent that such a meeting is not required, the Company may elect not to have an annual or special meeting.

The Company will call a special meeting of Shareholders for purposes of considering the removal of one or more Directors upon written request therefor from Shareholders holding not less than 10% of the outstanding votes of the Company. At such a meeting, a quorum of Shareholders (constituting a majority of votes attributable to all outstanding Shares of the Company), by majority vote, has the power to remove one or more Directors.

Performance Information

From time to time performance information for the Funds showing their average annual total return, aggregate total return and/or yield may be presented in advertisements, sales literature and Shareholder reports. Such performance figures are based on historical earnings and are not intended to indicate future performance.

Investors may also judge the performance of each Fund by comparing or referencing it to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices such as those prepared by various services, which indices may be published by such services or by other services or publications, including, but not limited to, ratings published by Morningstar, Inc. In addition to performance information, general information about the Funds that appears in such publications may be included in advertisements, in sales literature and in reports to Shareholders. For further information regarding such services and publications, see "CALCULATION OF PERFORMANCE DATA" in the SAI.

Total return and yield are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Any fees charged with respect to customer accounts for investing in Shares of the Funds will not be included in performance calculations; such fees, if charged, will reduce the actual performance from that quoted. In addition, if _________ and _____________ voluntarily reduce all or part of their respective fees, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.

Account Services

Shareholders  of  the  Company  may  obtain  current  price,   yield  and  other
performance information on any of the Funds or any of the Company's funds 24 hours a day by calling ________________ from any touch-tone telephone.

Miscellaneous

Shareholders will receive unaudited semi-annual reports and annual reports audited by independent public accountants. Inquiries regarding the Company may
be       directed       in       writing       to       _______________       at
________________________________________,    or    by    calling    toll    free
__________________.

No person has been authorized to give any information or to make any representations not contained in this Prospectus in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their Distributor. This Prospectus does not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                               FORWARD FUNDS, INC.

                              433 California Street
                                    Suite 904
                         San Francisco, California 94104
                                                   415-982-2525

                       Statement of Additional Information
                                 dated __, 1997

Forward Funds, Inc. (the "Company") is an open-end management investment company commonly known as a mutual fund. The Company offers two separate diversified investment portfolios ("Funds"), each with different investment objectives and policies. The two Funds are The Global Fund and The Money Market Fund. There is no assurance that the Funds will achieve their objectives.

This Statement of Additional Information is not a prospectus and it should be read in conjunction with the Company Prospectus, dated ___, 1997 ("Prospectus"), which has been filed with the Securities and Exchange Commission ("SEC"). Copies of the Prospectus may be obtained at no charge by calling 415-982-2525.

                                TABLE OF CONTENTS
                                                                      Page

ORGANIZATION OF FORWARD FUNDS, INC.....................................2

MANAGEMENT OF THE FUNDS................................................2

INVESTMENT OBJECTIVES AND POLICIES.....................................5

SUPPLEMENTAL DISCUSSION OF INVESTMENT TECHNIQUES
AND RISKS ASSOCIATED WITH THE FUNDS' INVESTMENT POLICIES AND
INVESTMENT TECHNIQUES..................................................6

PORTFOLIO TRANSACTIONS................................................12

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION........................13

DETERMINATION OF SHARE PRICE..........................................13

SHAREHOLDER SERVICES AND PRIVILEGES...................................14

DISTRIBUTIONS.........................................................15

TAX CONSIDERATIONS....................................................16

SHAREHOLDER INFORMATION...............................................19

CALCULATION OF PERFORMANCE DATA.......................................20

GENERAL INFORMATION...................................................22

FINANCIAL STATEMENTS..................................................22

                       ORGANIZATION OF FORWARD FUNDS, INC.

Forward Funds, Inc. is an open-end management investment company which offers two separate diversified investment portfolios, The Global Fund and The Money Market Fund ("Funds"). The Company was incorporated in Maryland on October 3, 1997.

The authorized capital stock of the Company consists of six hundred million shares of one class of common stock having a par value of $.001 per share. The Board of Directors of the Company has designated the stock into two series, The Money Market Fund and The Global Fund, and has authorized each series to have two classes of stock. Each Fund offers currently one class of shares of stock. Holders of shares of each Fund of the Company have one vote for each share held, and a proportionate fraction of a vote for each fraction of a share held. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at the option of the shareholder. Shares have no preemptive rights.

The Board of Directors may classify or reclassify any unissued shares of the Company into shares of another class or series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or qualifications of such shares.

                             MANAGEMENT OF THE FUNDS

Board of Directors. The Funds are managed by the Company's Board of Directors. The Directors and Officers of the Company are listed below. An asterisk (*) has been placed next to the name of each Director who is an "interested person," as that term is defined in the 1940 Act, by virtue of that person's affiliation with the Company, its distributor, its investment advisors or otherwise.

Ronald Pelosi*
John Mallen*

Investment Advisors. The Investment Advisors serve as investment advisors for the Funds and have overall responsibility for the management of the Company. The Investment Advisory or Management Agreements between the Company and the Investment Advisors require the Investment Advisors to oversee the provision of all investment advisory and portfolio management services for the Funds. There are four Investment Advisors for the Funds. _________ acts as Investment Advisor for The Money Market Fund. The Global Fund has three Investment Advisors which manage different types of The Global Fund's investments. BZW Barclays Global Fund Advisors, Inc. manages The Global Fund's U.S. equity investments. Templeton Investment Counsel, Inc. ("Templeton") manages The Global Fund's non-U.S. equity investments. Pacific Investment Management ("PIMCO") manages those assets of The Global Fund that are invested in fixed income and other debt securities.

The Investment Advisors are not required to furnish any personnel, overhead items, or facilities for the Company.

BZW Barclays Global Fund Advisors, Inc. ("Barclays") serves as investment advisor for The Global Fund's investments in U.S. equity instruments. Barclays, an investment advisor registered under the Investment Advisers Act of 1940, is an operating subsidiary of Barclays Global Investors N.A. ("BGI"), a limited purpose national banking association. Barclays is located at 45 Fremont Street, San Francisco, California 94105. As of July 1997, Barclays and its affiliates provided investment advisory services for over $465 billion of assets. Barclays uses a team management approach to manage investment portfolios.

Templeton Investment Counsel, Inc. ("Templeton") acts as investment advisor for The Global Fund's non-U.S. equity investments. Templeton is an indirect wholly owned subsidiary of Franklin Resources, Inc. ("Franklin"), a publicly owned company. Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. Templeton and its affiliates serve as advisors for a wide variety of public investment mutual funds and private clients in many nations and manage over $172 billion in assets. The Templeton organization has been investing globally since 1940. Templeton and its affiliates have offices in Argentina, Australia, Bahamas, Canada, France, Germany, Hong Kong, India, Italy, Luxembourg, Poland, Russia, Scotland, Singapore, South Africa, the United States, and Vietnam. Templeton's principal business address is 500 East Broward Boulevard, Suite 2100, Fort Lauderdale, Florida 33394.

Templeton uses a disciplined, long-term approach to value-oriented global and international investing. It has an extensive global network of investment research sources. Securities are selected for The Global Fund's portfolio on the basis of fundamental company-by-company analysis. Many different selection methods are used for different funds and clients and these methods are changed and improved by Templeton's research on superior selection methods.

Pacific Investment Management Company ("PIMCO") serves as investment advisor pursuant to an investment advisory contract for The Global Fund's investments in fixed income and other debt securities. PIMCO is an investment counseling firm founded in 1971, and had approximately $105 billion in assets under management as of August 31, 1997. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Investment Management Company, a California corporation and indirect wholly owned subsidiary of Pacific Life Insurance Company, and PIMCO Partners, LLC, a limited liability company controlled by the PIMCO Managing Directors. PIMCO's address is 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is registered as an investment advisor with the Securities and Exchange Commission and as a commodity trading advisor with the CFTC. The portfolio manager who will handle The Global Fund's investments on PIMCO's behalf is Lee R. Thomas, III, Managing Director and Senior International Portfolio Manager for PIMCO. A Fixed Income Portfolio Manager, Mr. Thomas has managed the PIMCO Foreign Bond, Global Bond and International Bond Funds since July 13, 1995, and the PIMCO Global Bond Fund II since October 1, 1995. Prior to joining PIMCO in 1995, Mr. Thomas was associated with Investcorp as a member of the management committee responsible for global securities and foreign exchange trading. Prior to Investcorp, he was associated with Goldman Sachs as an Executive Director in foreign fixed income.

For the services provided pursuant to their Investment Advisory or Management Agreements with the Company, the Advisors receive a fee from the Funds which they advise. The fee is computed daily and paid quarterly and is computed as a percentage of the Fund's average daily net assets for which the Advisor has investment management responsibility. The Global Fund pays Barclays at a rate of 0.375% on the first $100 million under management, 0.30% on the next $400 million under management and 0.25% on amounts over $500 million. The Global Fund pays Templeton at a rate of 0.70% on amounts up to $25 million, 0.55% on the next $25 million, 0.50% on the next $50 million, 0.40% on the next $150 million, 0.35% on the next $250 million and 0.30% on amounts over $500 million. The
Global Fund pays PIMCO at a rate of 0.35% on amounts up to $200 million and 0.30% on amounts over $200 million.

Each Investment Advisory or Management Agreement will remain in effect for two years following its date of execution, and thereafter will automatically continue for successive annual periods as long as such continuance is specifically approved at least annually by (a) the Board of Directors or (b) the vote of a "majority" (as defined in the 1940 Act) of the Company's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Advisor by vote cast in person at a meeting called for the purpose of voting on such approval.

Each Investment Advisory or Management Agreement is terminable without penalty with not less than 60 days' notice by the Board of Directors or by a vote of the holders of a majority of a Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Advisor. Each Investment Advisory or Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Business Manager. Sutton Place Management Co., Inc. (the "Business Manager") performs certain administrative functions as Business Manager for the Funds, including:

     providing office space, telephone, office equipment and supplies for the Funds;

     paying compensation of the Funds' officer for services rendered as such;

     authorizing expenditures and approving bills for payment on behalf of the Funds;

     supervising preparation of annual and semiannual reports to shareholders, notices of dividends, capital gain distributions and tax credits, and attending to correspondence and other special communications with shareholders and service providers to the Funds;

     monitoring   relationships  with  organizations   serving  the  Funds,

     and providing executive, clerical and secretarial help needed to carry out these responsibilities.

For its services the Business Manager receives a fee from each Fund of 0.30% per annum of each Fund's average daily net assets. The fee is computed daily and paid monthly.

Transfer Agent, Distributor, Administrator and Dividend Disbursing Agent. Shares of the Funds are distributed pursuant to an Agreement between the Company and the Distributor. First Data Investor Services Group, Inc., whose principal business address is 53 State Street, Boston, Massachusetts 02109 ("First Data" or the "Distributor"), acts as the Company's distributor, its administrator, transfer agent and dividend disbursing agent. First Data is a wholly-owned subsidiary of First Data Corporation. Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-1530. See the Prospectus for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment.

The shares of the Funds are sold without a sales charge. The Business Manager and/or the Distributor may use their own financial resources to pay expenses associated with activities primarily intended to result in the promotion and distribution of the Funds' shares to pay expenses associated with providing other services to shareholders. In some instances, additional compensation or promotional incentives may be offered to dealers that have sold or may sell significant amounts of shares during specified periods of time. Such compensation and incentives may include, but are not limited to, cash, merchandise, trips and financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel, payment for travel expenses (including meals and lodging) incurred by sales personnel and members of their families, or other invited guests, to various locations for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Company and/or other events sponsored by dealers.

Shareholder Service Plans. Each Fund has a shareholder service plan applicable to shares of the Funds ("Shareholder Service Plans"). The Company intends to operate the Shareholder Service Plans in accordance with their terms and the National Association of Securities Dealers, Inc.'s rules concerning sales charges. Under the Shareholder Service Plans, third party service providers may be entitled to payment each month in connection with the offering, sale, and shareholder servicing of shares in amounts not to exceed 0.35% of the average daily net assets of the shares of the Funds. The Board of Directors has approved under the Shareholder Service Plans payments of the amount to the Distributor each month in connection with the offering, sale, and shareholder servicing of the Funds. Of these amounts, fees equal to an annual rate of 0.35% of the average daily net assets of the Funds are for shareholder servicing.

Under the Shareholder Service Plans, ongoing payments may be made on a quarterly basis to Participating Organizations for both distribution and shareholder servicing at the annual rate of 0.35% of a Fund's average daily net assets of shares that are registered in the name of that Participating Organization as nominee or held in a shareholder account that designates that Participating Organization as the dealer of record. These fees may also be used to cover the expenses of the Distributor primarily intended to result in the sale of Fund Shares, including payments to Participating Organizations for selling shares of the Fund and for servicing shareholders. Activities for which these fees may be used include: preparation and distribution of advertising materials and sales literature; expenses of organizing and conducting sales seminars; overhead of the Distributor; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; payments to dealers and others that provide shareholder services; and costs of administering the Shareholder Service Plans.

In the event a Shareholder Service Plan is terminated in accordance with its terms, the obligations of a Fund to make payments to the Distributor pursuant to the Shareholder Service Plan will cease and the Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Funds will receive payment under the Shareholder Service Plans without regard to actual distribution expenses incurred.

The Shareholder Service Plans have been approved by the Company's Board of Directors, including all of the Directors who are not interested persons of the Company as defined in the 1940 Act. The Shareholder Service Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Shareholder Service Plan, cast in person at a meeting called for that purpose. The Shareholder Service Plans may be terminated as to the Company at any time, without any penalty, by such Directors or by a vote of a majority of the Company's outstanding shares on 60 days' written notice.

Any change in the Shareholder Service Plan of a Fund that would increase materially the expenses paid by a Fund requires Shareholder approval; otherwise, the Plan may be amended by the Board of Directors of the Fund, including a majority of those Directors who are not "interested persons' and who have no direct or indirect financial interest in the operation of the Shareholder Service Plan or in any agreements related to it (the "Independent Directors"), by a vote cast in person.

Third party service providers are required to report in writing to the Board of Directors at least quarterly on the monies reimbursed to them under the Shareholder Service Plans, as well as to furnish the Board with such other information as may reasonably be requested in connection with the payments made under the Shareholder Service Plans in order to enable the Board to make an informed determination of whether the Shareholder Service Plans should be continued.


                       INVESTMENT OBJECTIVES AND POLICIES

General

The Global Fund seeks total return (capital appreciation and income) by investing in the global stock and bond markets.

The Money Market Fund seeks current income consistent with liquidity and stability of principal. It invests exclusively in U.S. Treasury and other U.S. Government and agency securities to achieve this objective.

                                  * * * * * * *

The investment objective of each Fund is a fundamental policy and as such may not be changed without a vote of the holders of a majority of the outstanding Shares of that Fund. Other policies of a Fund may be changed by the Company's directors, without a vote of the holders of a majority of outstanding Shares of that Fund unless (i) the policy is expressly deemed to be a fundamental policy or (ii) the policy is expressly deemed to be changeable only by such majority vote. There can be no assurance that the investment objective of any Fund will be achieved.

Investment Policies

The Global Fund

The Global Fund may invest in all types of equity and debt securities, including, but not limited to, common stock, preferred stock, convertible securities, warrants, trust units or certificates, bonds, debentures, notes, commercial paper and various types of depositary receipts. There are no limits on the types of securities that may be purchased so long as they are publicly traded. Securities may be issued by companies located in the United States or in any other country and may include securities issued by governments or their agencies and instrumentalities.

The Global Fund will not invest more than 50% of its assets in emerging markets. The Advisers have broad discretion to identify and invest in countries they consider to qualify as emerging securities markets. However, an emerging securities market will generally be considered as one located in any country that is defined as an emerging or developing economy by any of the following: the International Bank for Reconstruction and Development (i.e., the World
Bank), including its various offshoots, such as the International Finance Corporation, or the United Nations or its authorities. Debt securities held by The Global Fund may include securities rated in any rating category by a NRSRO or that are unrated. As a result, The Global Fund may invest in high risk, lower quality debt securities, commonly referred to as "junk bonds." The Global Fund will limit its investment in junk bonds (i.e. those rated lower than the four highest rating categories or if unrated of comparable quality) to not more than 10% of The Global Fund's assets.

Securities purchased by The Global Fund may be listed or unlisted in the markets where they trade and may be issued by companies in various industries, with various levels of market capitalization. The Global Fund will not invest more than 25% of its assets in securities issued by companies in any one industry.

The portfolio turnover rate for The Global Fund is expected to be one hundred percent (100%).

The Money Market Fund

The Money Market Fund invests exclusively in U.S. Treasury and other U.S. Government and agency securities.

The Money Market Fund invests only in instruments which the Fund's Investment Advisor, acting pursuant to guidelines adopted by the Company's Board of Directors, determines present minimal credit risks.

                                  * * * * * * *

                SUPPLEMENTAL DISCUSSION OF INVESTMENT TECHNIQUES
                 AND RISKS ASSOCIATED WITH THE FUNDS' INVESTMENT
                       POLICIES AND INVESTMENT TECHNIQUES

Additional information concerning investment techniques and risks associated with certain of the Funds' investments is set forth below.

Inflation-Indexed Bonds

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of ten years, although it is anticipated that securities with other maturities will be issued in the future. The securities will pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

The U.S. Treasury has only recently begun issuing inflation-indexed bonds. As such, there is no trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop, although one is expected. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate its position when it would not be advantageous to do so. There also can be no assurance that the U.S. Treasury will issue any particular amount of inflation-indexed bonds. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation-indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by FNMA or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Repurchase Agreements

In a repurchase agreement, the Funds purchase a security and simultaneously commit to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the Funds from risk that the original seller will not fulfill its obligations, the securities are held in accounts of the Funds at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as costs and delays to the Funds in connection with bankruptcy proceedings), it is the Funds' current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Advisors.

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the Funds will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Advisors. Such transactions may increase fluctuations in the market value of the Funds' assets and may be viewed as a form of leverage.

Derivative Instruments

Most swap agreements entered into by The Global Fund calculate the obligations of the parties to the agreement on a "net basis." Consequently, The Global Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Global Fund's current obligations under a swap agreement will be accrued daily (offset against amounts owed to The Global Fund), and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Directors, to limit any potential leveraging of The Global Fund's portfolio.

Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Funds' investment restriction concerning senior securities. The Global Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of The Global Fund's assets.

Whether The Global Fund's use of swap agreements will be successful in furthering its investment objective will depend on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. Moreover, The Global Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Global Fund will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of The Global Fund's repurchase agreement guidelines). Certain restrictions imposed on The Global Fund by the Internal Revenue Code may limit The Global Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect The Global Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Illiquid Securities

The Funds may invest in an illiquid or restricted security if the Investment Advisor believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Funds' liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Funds to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Funds could realize upon disposition.

Restricted securities, including placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Funds' procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. The Global Fund may not invest more than 15% (10% limit with respect to The Money Market Fund) of its total assets in illiquid securities, measured at the time of investment.

Borrowing

Each Fund may borrow up to 15% of the value of its total assets to obtain short-term credits as are necessary for the clearance of securities transactions. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of a Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or a Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

Debt Securities

The Global Fund may invest in debt securities that are rated between BBB and as low as CCC by Standard & Poor's Corporation ("S&P") and between Baa and as low as Caa by Moody's Investors Service, Inc. ("Moody's") or, if unrated, are of equivalent investment quality as determined by the Advisors. The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in The Global Fund's net asset value.

Bonds which are rated Baa by Moody's are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated C by Moody's are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories. Bonds rated D by S&P are the lowest rated class of bonds, and generally are in payment default. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Although they may offer higher yields than higher rated securities, high-risk, low rated debt securities (commonly referred to as "junk bonds") and unrated debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish The Global Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for The Global Fund to obtain accurate market quotations for the purposes of valuing The Global Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities, and the ability of The Global Fund to achieve its investment objective may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if The Global Fund were investing in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, The Global Fund may incur additional expenses seeking recovery.

Options on Securities, Indices and Futures

The Global Fund may write covered put and call options and purchase put and call options on securities, securities indices and futures contracts that are traded on U.S. and foreign exchanges and over-the-counter. An option on a security or a futures contract is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy a specified security or futures contract (in the case of a call option) or to sell a specified security or futures contract (in the case of a put option) from or to the writer of the option at a designated price during the term of the option. An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

The Global Fund may write a call or put option only if the option is "covered." A call option on a security or futures contract written by a fund is "covered" if the fund owns the underlying security or futures contract covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option on a security or futures contract is also covered if a fund holds a call on the same security or futures contract and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the fund in cash or high grade U.S. government securities in a segregated account with its custodian. A put option on a security or futures contract written by a fund is "covered" if the fund maintains cash or fixed-income securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security or futures contract and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The Global Fund will cover call options on securities indices that it writes by owning securities whose price changes, in the opinion of the Advisor, are expected to be similar to those of the index, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Nevertheless, where The Global Fund covers a call option on a securities index through ownership of securities, such securities may not match the composition of the index. In that event, The Global Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. The Global Fund will cover put options on securities indices that it writes by segregating assets equal to the option's exercise price, or in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations.

The Global Fund will receive a premium from writing a put or call option, which increases its gross income in the event the option expires unexercised or is closed out at a profit. If the value of a security, index or futures contract on which The Global Fund has written a call option falls or remains the same, The Global Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the portfolio securities being hedged. If the value of the underlying security, index or futures contract rises, however, The Global Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in its investments. By writing a put option, The Global Fund assumes the risk of a decline in the underlying security, index or futures contract. To the extent that the price changes of the portfolio securities being hedged correlate with changes in the value of the underlying security, index or futures contract, writing covered put options will increase The Global Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

The Global Fund may also purchase put options to hedge its investments against a decline in value. By purchasing a put option, The Global Fund will seek to offset a decline in value of the portfolio securities being hedged through appreciation of the put option. If the value of The Global Fund's investments does not decline as anticipated, or if the value of the option does not increase, The Global Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will depend, in part, on the accuracy of the correlation between the changes in value of the underlying security, index or futures contract and the changes in value of The Global Fund's security holdings being hedged.

The Global Fund may purchase call options on individual securities or futures contracts to hedge against an increase in the price of securities or futures contracts that it anticipates purchasing in the future. Similarly, The Global Fund may purchase call options on a securities index to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when The Global Fund holds uninvested cash or short-term debt securities awaiting reinvestment. When purchasing call options, The Global Fund will bear the risk of losing all or a portion of the premium paid if the value of the underlying security, index or futures contract does not rise.

There can be no assurance that a liquid market will exist when The Global Fund seeks to close out an option position. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or the options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange. Although The Global Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, it may experience losses in some cases as a result of such inability. The value of over-the-counter options purchased by The Global Fund, as well as the cover for options written by The Global Fund, are considered not readily marketable and are subject to the Company's limitation on investments in securities that are not readily marketable.

The Global Fund's ability to reduce or eliminate its futures and related options positions will depend upon the liquidity of the secondary markets for such futures and options. The Global Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be an active secondary market, but there is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. Use of futures and options for hedging may involve risks because of imperfect correlations between movements in the prices of the futures or options and movements in the prices of the securities being hedged. Successful use of futures and related options by The Global Fund for hedging purposes also depends upon the Advisors' ability to predict correctly movements in the direction of the market, as to which no assurance can be given.

There are several risks associated with transactions in options on securities indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when The Global Fund seeks to close out an option position. If The Global Fund were unable to close out an option that it had purchased on a securities index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If trading were suspended in an option purchased by The Global Fund, it would not be able to close out the option. If restrictions on exercise were imposed, The Global Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by The Global Fund is covered by an option on the same index purchased by The Global Fund, movements in the index may result in a loss to The Global Fund; however, such losses may be mitigated by changes in the value of The Global Fund's securities during the period the option was outstanding.

Investment in Foreign and Developing Markets

The Global Fund may purchase securities in any foreign country, developed or developing. Potential investors in The Global Fund should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Most foreign companies are not generally subject to uniform accounting and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. The Global Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

Investments in businesses domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict The Global Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

The Global Fund attempts to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchanges (to cover service charges) may be incurred, particularly when The Global Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent The Global Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Global Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which The Global Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluation in the currencies in which The Global Fund's portfolio securities are denominated may have a detrimental impact on The Global Fund.

                             PORTFOLIO TRANSACTIONS

The Investment Advisors are authorized to select the brokers or dealers that will execute transactions to purchase or sell investment securities for the Funds. In all purchases and sales of securities for the Funds, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Advisory or Management Agreements, each Investment Advisor determines which brokers are to be eligible to execute portfolio transactions of the Funds. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a "market-maker," unless in the opinion of the Investment Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, each Investment Advisor will use its best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors such as the firm's ability to engage in transactions in shares of banks and thrifts that are not listed on an organized stock exchange. Consideration may also be given to those brokers that supply research and statistical information to the Funds and/or the Investment Advisor, and provide other services in addition to execution services. Consistent with this policy, portfolio transactions may be executed by brokers affiliated with an Investment Advisor, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc. ("NASD"). The Investment Advisors may also consider the sale of their shares as a factor in the selection of broker-dealers to execute its portfolio transactions.

While it will be the Company's general policy to seek to obtain the most favorable price and execution available, in selecting a broker to execute portfolio transactions for the Funds, the Company may also give weight to the ability of a broker to furnish brokerage and research services to the Funds or the Investment Advisor. In negotiating commissions with a broker, the Company may therefore pay a higher commission than would otherwise be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Investment Advisor to be reasonable in relation to the value of the brokerage and research services provided by such broker, which services either produce a direct benefit to the Funds or assist the Investment Advisor in carrying out its responsibilities to the Funds or its other clients.

Purchases of the Funds' Shares also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers which specialize in the types of securities which the Funds will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided such research or other services as mentioned above.

Some securities considered for investment by the Funds may also be appropriate for other clients served by the Company's Investment Advisor. If the purchase or sale of securities consistent with the investment policies of the applicable Fund and one or more of these other clients serviced by the Investment Advisor is considered at or about the same time, transactions in such securities will be allocated among the Fund and the Investment Advisor's other clients in a manner deemed fair and reasonable by the Investment Advisor. There is no specified formula for allocating such transactions.

The Company places no restrictions on portfolio turnover.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Funds are offered at the net asset value next computed following receipt of the order by the dealer and/or by the Company's Distributor or Transfer Agent, First Data Investor Services Group, Inc. (the "Distributor" or "Transfer Agent"). The Distributor may, from time to time, at its discretion, allow the selling dealer to retain 100% of such sales charge, and such dealer may therefore be deemed an "underwriter" under the Securities Act of 1933, as amended. The Distributor, at its expense, may also provide additional promotional incentives to dealers in connection with sales of shares of the Funds and other funds managed by the Investment Advisor. In some instances, such incentives may be made available only to dealers whose representatives have sold or are expected to sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to locations within or outside of the United States, merchandise or other items. Dealers may not use sales of the Fund shares to qualify for the incentives to the extent such may be prohibited by the laws of any state.

Matters Affecting Redemptions. Payments to Shareholders for shares redeemed will be made within three days after receipt by the Fund's Transfer Agent of the request in proper form, except that the Company may suspend the right of redemption or postpone the date of payment as to the Funds during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio series or valuation of net assets of the Funds not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Funds' shareholders. At various times, the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as a fund has assured itself that good payment has been collected for the purchase of such shares, which may take up to 15 days or longer.

Net Asset Value. The Funds intend to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, the Funds may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, an investor may incur brokerage costs in converting such securities to cash. In the event the Funds liquidate portfolio securities to meet redemptions, the Funds reserve the right to reduce the redemption price by an amount equivalent to the pro-rated cost of such liquidation not to exceed one percent of the net asset value of such shares.

Due to the relatively high cost of handling small investments, the Funds reserve the right, upon 30 days' written notice, to redeem, at net asset value, the shares of any Shareholder whose account has a value of less than $1,000 in a Fund, other than as a result of a decline in the net asset value per share. Before a Fund redeems such shares and sends the proceeds to the Shareholder, it will notify the Shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. This policy will not be implemented where the Company has previously waived the minimum investment requirements.

The value of shares on redemption or repurchase may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption or repurchase.

                          DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value and offering price of each Fund's shares will be determined once daily as of the close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) during each day on which that Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Portfolio securities listed or traded on a national securities exchange or included in the NASDAQ National Market System will be valued at the last reported sale price on the valuation day. Securities traded on an exchange or NASDAQ for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the average of the last reported bid and ask price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Directors. Securities for which quotations are not readily available and all other assets will be valued at their respective fair values as determined in good faith by or under the direction of the Board of Directors of the Company.

The net asset value per Share of The Global Fund will fluctuate as the value of the Fund's investments change. Net asset value per Share for The Global Fund for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to that Fund by the number of such Fund's outstanding Shares. The assets in The Money Market Fund are valued based upon the amortized cost method. Pursuant to the rules and regulations of the Securities and Exchange Commission regarding the use of the amortized cost method, The Money Market Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. Although The Money Market Fund seeks to maintain its net asset value per Share at $1.00, there can be assurance that the net asset value per Share will not vary.

Orders received by dealers prior to the close of trading on the New York Stock Exchange will be confirmed at the offering price computed as of the close of trading on that Exchange provided the order is received by the Distributor prior to its close of business that same day (normally 4:00 P.M. Pacific time). It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of trading on the New York Stock Exchange will be confirmed at the next computed offering price as described in the Prospectus.

                       SHAREHOLDER SERVICES AND PRIVILEGES

For investors purchasing shares of a Fund under a tax-qualified individual retirement or pension plan or under a group plan through a person designated for the collection and remittance of monies to be invested in shares of the Fund on a periodic basis, a Fund may, in lieu of furnishing confirmations following each purchase of Fund shares, send statements no less frequently than quarterly pursuant to the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder. Such quarterly statements, which would be sent to the investor or to the person designated by the group for distribution to its members, will be made within five business days after the end of each quarterly period and shall reflect all transactions in the investor's account during the preceding quarter.

All shareholders will receive a confirmation of each new transaction in their accounts. CERTIFICATES REPRESENTING SHARES OF THE COMPANY WILL NOT BE ISSUED UNLESS THE SHAREHOLDER REQUESTS THEM IN WRITING.

Self-Employed and Corporate Retirement Plans. For self-employed individuals and corporate investors that wish to purchase shares of a Fund, there is available through the Company a Prototype Plan and Custody Agreement. The Custody Agreement provides that ____________________, will act as Custodian under the Plan, and will furnish custodial services for an annual maintenance fee of $______ for each participant, with no other charges. (This fee is in addition to the normal Custodian charges paid by the Company.) The annual contract maintenance fee may be waived from time to time. For further details, including the right to appoint a successor Custodian, see the Plan and Custody Agreements as provided by the Company. Employers who wish to use shares of the Company under a custodianship with another bank or trust company must make individual arrangements with such institution.

Individual Retirement Accounts. Investors having earned income are eligible to purchase shares of the Funds under an IRA pursuant to Section 408(a) of the Internal Revenue Code. An individual who creates an IRA may contribute annually certain dollar amounts of earned income, and an additional amount if there is a non-working spouse. Simple IRA plans which employers may establish on behalf of their employees are also available. Copies of model Custodial Account Agreements are available from the Distributor. ______________, will act as the Custodian under these model Agreements, for which it will charge the investor an annual fee of $_____ for maintaining the Account (such fee is in addition to the normal custodial charges paid by the Company). Full details on the IRA and Simple IRA are contained in IRS required disclosure statements, and the Custodian will not open an IRA until seven (7) days after the investor has received such statement from the Company. An IRA using shares of the Funds may also be used by employers who have adopted a Simplified Employee Pension Plan.

Purchases of shares of the Funds by Section 403(b) and other retirement plans are also available. It is advisable for an investor considering the funding of any retirement plan to consult with an attorney or to obtain advice from a competent retirement plan consultant.

Telephone Redemption and Exchange Privileges. As discussed in the Prospectus, the telephone redemption and exchange privileges are available for all shareholder accounts; however, retirement accounts may not utilize the telephone redemption privilege. The telephone privileges may be modified or terminated at any time. The privileges are subject to the conditions and provisions set forth below and in the Prospectus.

          1. Telephone redemption and/or exchange instructions received in good order before the pricing of a Fund on any day on which the New York Stock Exchange is open for business (a "Business Day"), but not later than 4:00 p.m. eastern time, will be processed at that day's closing net asset value. For each exchange, the shareholder's account may be charged an exchange fee. There is no fee for telephone redemption.

          2. Telephone redemption and/or exchange instructions should be made by dialing __________.

          3. The Transfer Agent will not permit exchanges in violation of any of the terms and conditions set forth in the Company's Prospectus or herein.

          4. Telephone redemption requests must meet the following conditions to be accepted by the Transfer Agent:

               (a) Proceeds of the redemption may be directly deposited into a predetermined bank account, or mailed to the current address on the registration. This address cannot reflect any change within the previous sixty (60) days.

               (b)  Certain  account  information  will need to be provided  for
                    verification   purposes   before  the  redemption   will  be
                    executed.

               (c) Only one telephone redemption (where proceeds are being mailed to the address of record) can be processed within a 30 day period.

               (d) The maximum amount which can be liquidated and sent to the address of record at any one time is $50,000.

               (e) The minimum amount which can be liquidated and sent to a predetermined bank account is $5,000.

                                  DISTRIBUTIONS

As noted in the Prospectus, Shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional shares of the Funds at the then current net asset value, with no sales charge. Alternatively, a Shareholder can elect at any time to receive dividends and/or capital gains distributions in cash. In the absence of such an election, each purchase of shares of a Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the Shareholder's agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional shares of the shares of the respective Fund at the applicable net asset value in effect at the close of business on the reinvestment date. A Shareholder may still at any time after a purchase of shares of a Fund request that dividends and/or capital gains distributions be paid to him in cash.

                               TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in a Fund.

Qualification as a Regulated Investment Company. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, each fund must, among other things, in each taxable year: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses).

The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As regulated investment companies, the Funds generally will be relieved of liability for U.S. federal income tax on that portion of their investment company taxable income and net realized capital gains which they distribute to their shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions. Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. A Fund's distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met. However, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder, and are not eligible for the dividends-received deduction. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Funds. Any distributions that are not from the Funds' investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Recent tax legislation creates an additional category of capital gain called "mid-term capital gain." The Company will monitor developments regarding mid-term capital gain and the appropriate application of the recently revised capital gain tax rates to the Funds and their shareholders.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

Distributions by a Fund reduces the Net Asset Value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to the Shareholder.

Original Issue Discount. Certain debt securities acquired by the Funds may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by a Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some debt securities may be purchased by the Funds at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

Options, Futures and Foreign Currency Forward Contracts; Straddle Rules

A Fund's transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gains and losses are characterized as long-term or short-term capital gains or losses. These rules could therefore, in turn, affect the character, amount, and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain positions in its portfolio (that is, treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy its distribution requirements for relief from income and excise taxes. Each Fund will monitor its transactions and may make such tax elections as Fund management deems appropriate with respect to foreign currency, options, futures contracts, forward contracts, or hedged investments. The Funds' status as regulated investment companies may limit their transactions involving foreign currency, futures, options, and forward contracts.

Certain transactions undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Constructive Sales

Recently enacted rules will affect the timing and character of gain from certain transactions in which a Fund engages to reduce or eliminate the risk of loss with respect to appreciated financial positions. For example, if a Fund enters into a short sale of property while holding property substantially identical to that sold short, the entry into the contract will generally constitute a constructive sale and the Fund will recognize gain (but not loss) as if the property it held had been sold. The character of gain from a constructive sale will depend upon the Fund's holding period in the property. If a short sale results in loss, the loss will be recognized at the time of the closing of the short sale, and its character will depend on the Fund's holding period in the property.

Currency Fluctuation - Section 988 Gains and Losses

Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues receivables or expenses denominated in a foreign currency and the time the Trust actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of certain investments (including debt securities denominated in a foreign currency and certain futures contracts, forward contracts, and options), gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or other instrument and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the Funds' investment company taxable income available to be distributed to its shareholders as ordinary income.

Passive Foreign Investment Companies

The Funds may invest in the stock of foreign companies that may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute passive assets (such as stocks or securities) or if 75% or more of its gross income is passive income (such as, but not limited to, interest, dividends, and capital gain from the sale of securities). If a Fund receives an "excess distribution" with respect to PFIC stock, the Fund will generally be subject to tax on the distribution as if it were realized ratably over the period during which the shareholder held the PFIC stock. The Fund will be subject to tax on the portion of an excess distribution that is allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if it were payable in such prior taxable years. Certain distributions from a PFIC and gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Funds may be eligible to elect alternative tax treatment with respect to PFIC stock. Under an election that is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the rules relating to the taxation of excess distributions would not apply. In addition, another election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

Other Investment Companies. It is possible that by investing in other investment companies, the Funds may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to the Funds may limit the extent to which the Funds will be able to invest in other investment companies.

Sale or Other Disposition of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and generally will be long-term if the shareholder's holding period for the shares is more than eighteen months, mid-term if the shareholder's holding period is more than one year but not more than eighteen months, and generally otherwise will be short-term. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring Fund shares, (2) the shares are disposed of before the 91st day after the date on which they were acquired, and
(3) the shareholder subsequently acquires shares of the same or another Fund and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

Backup Withholding. Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Foreign  Shareholders.  Taxation  of a Fund  shareholder  who,  as to the United
States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. The foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Funds will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

Foreign noncorporate shareholders may be subject to backup withholding on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper certification of their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of foreign taxes. Future Changes in Law; Other Taxes

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transaction contemplated herein.

Rules of state and local taxation of ordinary income dividends and capital gains dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                             SHAREHOLDER INFORMATION

Certificates representing shares of the Funds will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.

The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase order with respect to shares of the Funds by making payment in whole or in part in readily marketable securities chosen by the Company and valued as they are for purposes of computing the particular Fund's net asset value (redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting theses securities to cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Funds are obligated to redeem shares with respect to any one shareholder during any 90-day period solely in cash up to the lesser of $250,000 or 1% of the net asset value of the particular Fund at the beginning of the period.

                         CALCULATION OF PERFORMANCE DATA

The Global Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in The Global Fund over periods of 1, 5 and 10 years (up to the life of The Global Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                 P(1 + T)n = ERV

Where:

     P=       a hypothetical initial payment of $1,000,
              T=      the average annual total return,
     n =      the number of years, and
     ERV =    the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

All total return figures assume that all dividends are reinvested when paid.

From time to time, The Global Fund may advertise its average annual total return over various periods of time. These total return figures show the average percentage change in the value of an investment in The Global Fund from the beginning date of the measuring period. These figures reflect changes in the price of The Global Fund's shares and assume that any income dividends and/or capital gains distributions made by The Global Fund during the period were reinvested in shares of The Global Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of The Global Fund's operations, or on a year-by-year basis).

Quotations of yield for The Global Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                                [formula omitted]

Where:


     a =      dividends and interest earned during the period,
     b =      expenses accrued for the period (net of reimbursements),
     c =      the  average  daily  number of shares  outstanding  during the period  that were  entitled to receive dividends, and
     d =      the maximum offering price per share on the last day of the period.

The Money Market Fund may advertise its yield or effective yield in advertisements and reports to shareholders or prospective investors. Yield is based on a seven-day period and is computed by determining the next change (excluding capital changes) in the value of a hypothetical account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period. The result is a "base period return," which is then annualized - that is, the amount of income generated during the seven-day period is assumed to be generated each week over a 52-week period - and shown as an annual percentage of the investment.

The effective yield of The Money Market Fund is calculated similarly, but the base period return is assumed to be reinvested. The assumed reinvestment is calculated by adding 1 to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result, according to the following formula:

              Effective Yield = [(Base Period Return + 1)]365/7 - 1

Calculations of effective yield will always include the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account or sales charges which may be charged to all shareholder accounts in proportion to the length of the base period. However, all yield and effective yield calculations exclude realized gains and losses and unrealized appreciation and depreciation.

Additional Performance Quotations. Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

Total returns are based on past results and are not necessarily a prediction of future performance.

Performance Comparisons. In reports or other communications to shareholders or in advertising material, the Funds may compare the performance of their shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If the Funds compare their performance to other funds or to relevant indexes, the Funds' performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Funds, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

Reports and promotional  literature may also contain the following  information:
(i) a description of the gross national or domestic product and populations, including age characteristics, of various countries and regions in which the Funds may invest, as compiled by various organizations, and projections of such information; (ii) the performance of U. S. equity and debt markets; (iii) the geographic distribution of the Company's portfolios; and (iv) the number of shareholders in the Funds and the dollar amount of the assets under management.

In addition, reports and promotional literature may contain information concerning the Investment Advisor or affiliates of the Company or the Investment Advisor, including (i) performance rankings of other funds managed by the Investment Advisor, or the individuals employed by the Investment Advisor who exercise responsibility for the day-to-day management of the Company, including rankings of mutual funds published by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., or other rating services, companies, publications or other persons who rank mutual funds or other investment products on overall performance or other criteria; and (ii) lists of clients, the number of clients, or assets under management.

                               GENERAL INFORMATION

Custodian.   The  cash  and  securities   owned  by  the  Company  are  held  by
______________________, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Company's portfolio securities.

Legal Counsel. Legal matters for the Company are passed upon by Dechert Price & Rhoads, 1500 K Street, N.W., Washington, D.C. 20005.

Independent Auditors. Arthur Andersen, LLP, _________, California _______, acts as independent auditors for the Company.

Other Information. The Company is registered with the SEC as an open-end management investment company. Such registration does not involve supervision of the management or policies of the Company by any governmental agency. The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC and copies of this information may be obtained from the SEC upon payment of the prescribed fee or examined at the SEC in Washington, D.C. without charge.

Investors in the Funds will be kept informed of their progress through semi-annual reports showing portfolio composition, statistical data and any other significant data, including financial statements audited by the independent certified public accountants.


                              FINANCIAL STATEMENTS

Since the Company was only recently organized and this is the first offering of the Funds' shares, there are no financial statements at this time.

                                     PART C
                                OTHER INFORMATION

ITEM 24. Financial Statements and Exhibits

          (a)     Financial Statements

                  An audited Statement of Assets and Liabilities will be filed by Pre-Effective Amendment.


         (b)      Exhibits

                  (1)         --    Articles of Incorporation

                  (2)      --  Bylaws

                  (3)      --  Not Applicable

                  (4)      --  Not Applicable

                  (5)      --  Form of Investment Advisory Agreement+

                  (6)         --    Form of Distribution Agreement+

                  (7)         --    Not Applicable

                  (8)      --  Form of Custodian Agreement+

                  (9)      --- Form of Business Management  Agreement+, Form of
                               Transfer Agency Agreement+, Form of Shareholder Services Agreement+

                  (10)     --  Opinion and Consent of Dechert Price & Rhoads+

                  (11)        --    Consent of Independent Accountants+

                  (12)        --    Not Applicable

                  (13)        --    Initial Capital Agreement+

                  (14)        --    Not Applicable

                  (15)        --    Not Applicable

                  (16)        --    Schedule of Computation of Performance
                                    Quotations+

                  (17)        --    Financial Data Schedule+

                  (18)        --    Not Applicable

+ - To be filed by amendment.

ITEM 25. Persons Controlled by or under Common Control with Registrant

         Not Applicable.

ITEM 26. Number of Holders of Securities

         As  of  the  date  of  this  Registration  Statement,   there  were  no
shareholders of record holding shares of the Company.

ITEM 27. Indemnification

         Section 2-418 of the General  Corporation Law of the State of Maryland,
Article VII of the Company's Articles of Incorporation, Article VI of the Company's Bylaws, and the Business Management Agreement filed as Exhibit 5 provide for indemnification.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. Business and Other Connections of the Investment Adviser

         Information as to the directors and officers of the Investment Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Investment Advisers in the last two years, is included in their applications for registration as investment advisers on Form ADV filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

ITEM 29. Principal Underwriters

         (a)      Not Applicable

         (b)      Not Applicable

         (c)      Not Applicable

ITEM 30. Location of Accounts and Records

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the First Data Investor Services Group, Inc. whose principal business address is 53 State Street, Boston, Massachusetts 02109 and at the offices of the Registrant at 433 California Street, Suite 904, San Francisco, California 94104.

ITEM 31. Management Services

         Not Applicable

ITEM 32. Undertakings

         (a)      Not Applicable

         (b) Registrant undertakes to file a post-effective amendment, using financial statements, which need not be certified, within four to six months from the effective date of this registration statement under the Securities Act of 1933, as amended, or on the date on which Registrant becomes operational.

         (c)      Not Applicable

         (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the shareholders communications provisions of Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Francisco and State of California on the ___ day of ______, 1997.


                                                     FORWARD FUNDS, INC.


                                                     By:     /s/
President




         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert Helm, Jeffrey S. Puretz, Jack W. Murphy and Jeffrey L. Steele or any one of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign any and all pre- and post-effective amendments to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


         Signature                      Title                           Date


/s/                         Director and President                ______ _, 1997
----------------------
Ronald Pelosi               (Principal Executive Officer)



/s/                         Director, Treasurer and Secretary     ______ _, 1997
----------------------
John Mallen                 (Principal Financial and
                             Accounting Officer)